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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                        Date of Report--January 24, 1995

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                            MICROPOLIS CORPORATION
            (Exact name of registrant as specified in its charter)


         DELAWARE                                      95-3093858
(State or other jurisdiction                        (I.R.S. Employer
of incorporation or organization)                  Identification No.)

      21211 Nordhoff Street
     Chatsworth, California                                 91311
(Address of principal executive offices)                 (Zip Code)

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          DALE J. BARTOS                                  Copy to:
  Senior Vice President -- Finance               BRIAN G. CARTWRIGHT, ESQ.
    and Chief Financial Officer                       Latham & Watkins
      Micropolis Corporation                         633 West Fifth Street
      21211 Nordhoff Street                                Suite 4000
    Chatsworth, California 91311                  Los Angeles, California 90071
           (818) 709-3300                                (213) 485-1234
(Name, address, including zip code, and
telephone number, including area code, of
agent for service)
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                            Micropolis Corporation
                          Current Report on Form 8-K
                               January 24, 1995

                               Table of Contents

                                                          Page
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         Item 5.  Other Events                              3

         Item 7.  Financial Statements and Exhibits         3


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Item 5. Other Events
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     On December 7, 1994, the Board of Directors of the Registrant adopted an amendment to the By-Laws of the Registrant, adding a new Section 10, "Stockholders Proposals at Annual Meetings" and a new Section 11, "Notice of Stockholder Nominees", to follow Section 9 of Article II of the By-Laws. A copy of this amendment is attached in the exhibit of this Form 8-K.

Item 7. Financial Statements and Exhibits
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     Financial Statements and Exhibits

     See accompanying Index to Financial Statements and Exhibits


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICROPOLIS CORPORATION



Date: January 24, 1995                   By: /s/ Dale J. Bartos
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                                             Dale J. Bartos
                                             Senior Vice President--Finance and
                                             Chief Financial Officer

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                            Micropolis Corporation
                               Index to Exhibits
                                   (Item 7)


     Exhibit
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        1          Amendment to By-Laws


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